                                                              [WELLS FARGO LOGO]

WELLS FARGO VARIABLE
TRUST FUNDS

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                       International Equity Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                        August 1
                                                                            2001
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Table of Contents                                           Variable Trust Funds
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
Overview                                 Objective and Principal Strategies                        4
This section contains important          Summary of Important Risks                                6
summary information about the            Key Information                                           7
Fund.

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The Fund                                 International Equity Fund                                 8
This section contains important          General Investment Risks                                 11
information about the Fund.              Organization and Management
                                         of the Fund                                              15

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Your Investment                          Investing in the Fund                                    17
Turn to this section for
information on how to buy
and sell Fund shares.

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Reference                                Other Information                                        18
Look here for additional                 Portfolio Manager                                        19
information and term                     Glossary                                                 20
definitions.

Variable Trust Fund Overview
--------------------------------------------------------------------------------
See the individual Fund description in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the Glossary.

FUND                                 OBJECTIVE

International Equity Fund            Seeks total return, with an emphasis on
                                     capital appreciation, over the long term.

4   Variable Trust Prospectus

________________________________________________________________________________

PRINCIPAL STRATEGIES

We invest in equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities held by the Fund will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. We apply a fundamentals-driven, value-oriented analysis to identify companies that we believe have above-average potential for long-term growth and total return capabilities.

                                                   Variable Trust Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

 .    the individual Fund Description later in this Prospectus;

 .    under the "General Investment Risks" section beginning on page 11; and

 .    in the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

     Equity Securities
     The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Stocks of smaller or medium-sized companies tend to be more volatile and less liquid than those of larger companies.

     Foreign Investments
     The Fund makes foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries.They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depository Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6   Variable Trust Prospectus

Key Information
--------------------------------------------------------------------------------

          In this Prospectus, "we" generally means Wells Fargo Variable Trust, or Wells Fargo Funds Management, the Fund's investment advisor. "We" may also refer to the Fund's other service providers. "You" means the shareholder or potential investor.

          ----------------------------------------------------------------------

          Important information you should look for as you decide to invest in the Fund:
          The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

          ----------------------------------------------------------------------

          Investment Objective and Investment Strategies
          The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tell you:

          .    what the Fund is trying to achieve; and

          .    how we intend to invest your money.

          ----------------------------------------------------------------------

          Permitted Investments
          A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an on-going basis.

          ----------------------------------------------------------------------

          Important Risk Factors
          Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

          Words appearing in italicized print and highlighted in color are defined in the Glossary.

                                                   Variable Trust Prospectus   7

International Equity Fund
--------------------------------------------------------------------------------

          Portfolio Manager: Cynthia A. Tusan, CFA

          ----------------------------------------------------------------------

          Investment Objective
          The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term.

          ----------------------------------------------------------------------

          Investment Strategies
          We actively manage a diversified portfolio of equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

          We apply a fundamentals-driven, value-oriented analysis to identify companies that we believe have above-average potential for long-term growth. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

          ----------------------------------------------------------------------

          Permitted Investments
          Under normal market conditions, we invest:

          . at least 80% of total assets in equity securities of companies based outside the U.S.;

          .    in a minimum of five countries exclusive of the U.S.;

          .    up to 50% of total assets in any one country;

          .    up to 25% of total assets in emerging markets;

          . in issuers with an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalization as low as $250 million; and

          . in equity securities including common stocks and preferred stocks and in warrants, convertible debt securities, ADRs (and similar investments), and shares of other mutual funds.


          Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

          We may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund's objective.

8   Variable Trust Prospectus

________________________________________________________________________________

     Important Risk Factors
     Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 11, and the specific risks listed here. They are all important to your investment choice.

                                                   Variable Trust Prospectus   9

International Equity Fund                                   Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

   FOR A SHARE OUTSTANDING

                                                               FUND COMMENCED
                                                               ON JULY 3, 2000
                                                              -----------------
                                                                   Dec. 31,
For the period ended:                                                2000
                                                              -----------------
Net asset value, beginning of period                              $  10.00

Income from investment operations:
  Net investment income (loss)                                        0.03
  Net realized and unrealized gain (loss)
   on investments                                                    (1.06)

Total from investment operations                                     (1.03)

Less distributions:
  Dividends from net investment income                               (0.03)
  Distributions from net realized gains                               0.00

Total from distributions                                             (0.03)

Net asset value, end of period                                    $   8.94

Total return (not annualized)/1/                                    (10.33%)

Ratios/supplemental data:
  Net assets, end of period (000s)                                $  1,620

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                             1.00%
  Ratio of net investment income (loss) to
   average net assets                                                 0.98%

Portfolio turnover                                                      19%

Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses (annualized)/2/                                 2.40%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

10  Variable Trust Prospectus

General Investment Risks
--------------------------------------------------------------------------------

          Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust International Equity Fund. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

          . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

          . We cannot guarantee that the Fund will meet its investment objective.

          . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as investment advisors, offer or promise to make good any such losses.

          . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

          . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

          . An investment in the Fund, by itself, does not constitute a complete investment plan.

          . The Fund invests in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets, which are subject to additional risks, including less liquidity and greater price volatility. The Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

          . The Fund may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

          . The Fund may enter into foreign currency forward contracts and forward currency exchange contracts ("forward contracts") to try to reduce currency exchange risks to the Fund from foreign securities investments. A forward contract is an obligation to buy or sell a foreign currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

          Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

          What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

          Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

          Credit Risk--The risk that the other party in a transaction may not be able to complete the transaction as agreed.

                                                  Variable Trust Prospectus   11

General Investment Risks
--------------------------------------------------------------------------------

          Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

          Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

          Emerging Market Risk--Emerging markets investing presents special risks, including those arising because emerging markets tend to be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

          Experience Risk--The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

          Foreign Investment Risk--Foreign investments are subject to various additional risks, including potentially less liquidity and greater price volatility. Additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

          Information Risk--The risk that information about a security is either unavailable, incomplete or inaccurate.

          Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

          Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

          Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

          Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

          Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

12  Variable Trust Prospectus

--------------------------------------------------------------------------------

          Small Company Investment Risk--Investments in small companies are subject to additional risks, including the risk that these investments may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

          In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                  Variable Trust Prospectus   13

General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE                                              PRINCIPAL RISK(S)
Borrowing Policies
The ability to borrow money for temporary                         Leverage Risk
purposes (e.g. to meet shareholder redemptions).

Emerging Markets
Securities of companies based in countries considered             Information,
to be developing or to have "emerging" stock markets.             Political, Regulatory,
Generally, these securities have the same type of risks           Diplomatic, Liquidity and
as foreign securities, but to a higher degree.                    Currency Risk

Foreign Securities
Equity securities issued by a non-U.S. company, which             Information, Political,
may be in the form of an ADR or similar investment.               Regulatory, Diplomatic,
                                                                  Liquidity and Currency
                                                                  Risk

Illiquid Securities
A security which may not be sold or disposed of in                Liquidity Risk
the ordinary course of business  within seven days at
approximately the value determined by the
Fund. Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers            Credit, Counter-Party and
and financial institutions to increase return on those            Leverage Risk
securities. Loans may be made up to 1940 Act
limits (currently one-third of total assets including
the value of collateral received).

Options
The right or obligation to receive or deliver a security or       Credit, Information
cash payment depending on the security's price or the             and Liquidity Risk
performance of an index or benchmark. Types of options
used may include: options on securities, options on a stock
index, stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,          Market Risk
which will cause Fund shareholders to bear a pro-rata
portion of the other fund's expenses, in addition to the
expenses paid  by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may             Liquidity Risk
or may not   be resold in accordance with Rule 144A
of the Securities Act of 1933.

Small Company Securities
Investments in small companies, which may be                      Market, Experience and
less liquid and more volatile than investments in                 Liquidity Risk
larger companies.

14    Variable Trust Prospectus

Organization and Management of the Fund

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

                                         BOARD OF TRUSTEES
                                  Supervises the Fund's activities
-------------------------------------------------------------------------------------------------------------
        INVESTMENT ADVISOR                                         CUSTODIAN
  Wells Fargo Funds Management, LLC                      Wells Fargo Bank Minnesota, N.A.
  525 Market St., San Francisco, CA                      6th & Marquette, Minneapolis, MN
  Manages the Fund`s investment                          Provides safekeeping for the assets of the Fund
  activities
-------------------------------------------------------------------------------------------------------------

                                       INVESTMENT SUB -ADVISOR
                                 Wells Capital Management Incorporated
                                   525 Market St., San Francisco, CA

                           (Responsible for day-to-day portfolio management)
-------------------------------------------------------------------------------------------------------------

          ADMINISTRATOR                                        TRANSFER AGENT
  Wells Fargo Funds Management, LLC                      Boston Financial Data Services, Inc.
  525 Market St.                                         Two Heritage Dr.
  San Francisco, CA                                      Quincy, MA
  Manages the Fund's                                     Maintains records of shares and
  business activities                                    supervises the payment of dividends
-------------------------------------------------------------------------------------------------------------
                              PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

                      Advise current and prospective contract holders on Fund investments
-------------------------------------------------------------------------------------------------------------

                                            CONTRACT HOLDERS

                                                    Variable Trust Prospectus 15

Organization and Management of the Fund
--------------------------------------------------------------------------------

         The Investment Advisor
         Wells Fargo Funds Management, LLC ("Funds Management") assumed the investment advisory responsibilities for the Fund on March 1, 2001. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's advisor is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-advisor who is responsible for the day-to-day portfolio management of the Fund. As of December 31, 2000, Funds Management and its affiliates provided advisory services for over $151.2 billion in assets.
         Funds Management is entitled to receive an annual fee of 0.75% of the Fund's average daily net assets for providing these services.

         The Sub-Advisor
         Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, is the sub-advisor for the Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Fund. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of December 31, 2000, WCM provided advisory services for over $87 billion in assets.
         The Sub-Advisor is compensated by Funds Management from the advisory fees it receives as described above.

         The Administrator
         Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of the Fund.

         Distribution Plan
         We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.


16    Variable Trust Prospectus

Investing in the Fund
--------------------------------------------------------------------------------

     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of WFVT, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                    Variable Trust Prospectus 17

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions
     The Fund is treated separately in determining the amounts of distributions of net investment income and distributions of capital gains payable to its shareholders. The Fund's distribution is automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund at NAV or are paid in cash at the election of the Participating Insurance Company.

     The Fund declares and pays any distributions of net investment income annually. The Fund makes any capital gain distributions at least annually.

     Taxes
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Fund and its shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your own tax advisor with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. Federal income taxation of VA Contract or VLI Policy is discussed in the prospectus of your Participating Insurance Company.

     As described in the prospectus of your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be "adequately diversified. "The Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be "adequately diversified."

     Pricing Fund Shares:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. The Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

     . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

18  Variable Trust Prospectus

Portfolio Manager
--------------------------------------------------------------------------------

     Cynthia A. Tusan, CFA, Ms. Tusan is solely responsible as the portfolio manager for the day-to-day management of the International Equity Fund. Ms. Tusan joined Wells Capital Management Incorporated ("WCM") in 1996 from Wells Fargo Bank, N.A. where she managed individual and institutional investment management and trust accounts since 1989. She earned a BA in economics from Bryn Mawr College and an MBA from the Anderson School of Management at the University of California.

                                                    Variable Trust Prospectus 19

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     American Depository Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the non-money market Funds. The Money Market Fund is open for business Monday through Friday and generally is closed on federal bank holidays.

     Capital Appreciation, Capital Growth
     An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Convertible Debt Securities
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined by the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets. Non-diversified funds are not required to follow such investment policies.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less-stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Hedge
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

20  Variable Trust Prospectus

--------------------------------------------------------------------------------

     Liquidity
     The ability to readily sell a security at a fair price.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     Warrants
     The right to buy a stock for a set price at a set time.

                                                    Variable Trust Prospectus 21

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

     Call: 1-800-222-8222

     Write to:
     Wells Fargo Funds
     PO Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details


P036 (08/01)
ICA Reg. No.                                                   [LOGO]
 811-09255                                            Printed on Recycled Paper

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                                                              [WELLS FARGO LOGO]

WELLS FARGO VARIABLE
TRUST FUNDS

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                           Asset Allocation Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                                                                        August 1
                                                                            2001

                        [PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                                             Variable Trust Funds
--------------------------------------------------------------------------------------------------
Overview                                 Objective and Principal Strategies                     4
This section contains important          Summary of Important Risks                             6
summary information about the            Performance History                                    8
Fund.                                    Key Information                                        9

--------------------------------------------------------------------------------------------------
The Fund                                 Asset Allocation Fund                                 10
This section contains important          General Investment Risks                              13
information about the Fund.              Organization and Management
                                         of the Fund                                           17
--------------------------------------------------------------------------------------------------
Your Investment                          Investing in the Fund                                 19
Turn to this section for
information on how to buy
and sell Fund shares.

--------------------------------------------------------------------------------------------------
Reference                                Other Information                                     20
Look here for additional                 Glossary                                              22
information and term
definitions.

Variable Trust Fund Overview
--------------------------------------------------------------------------------
See the individual Fund description in this Prospectus for further details.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

  FUND                               OBJECTIVE


  Asset Allocation Fund              Seeks long-term total return, consistent
                                     with reasonable risk.

4 Variable Trust Prospectus

--------------------------------------------------------------------------------

     PRINCIPAL STRATEGIES

     We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of such indexes. We use an asset allocation model to allocate and reallocate assets among common stocks (Standard & Poor's 500 Composite Stock Index ("S&P 500 Index")), U.S. Treasury bonds (Lehman Brothers 20+ U.S. Treasury Bond Index) and money market instruments. We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation, but rather a measure of the level of risk tolerance of the Fund. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

                                                     Variable Trust Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

 .  the individual Fund Description later in this Prospectus;

 .  under the "General Investment Risks" section beginning on page 13; and

 .  in the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities
The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Stocks of smaller or medium-sized companies tend to be more volatile and less liquid than those of larger companies.

Debt Securities
The Fund invests in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in the Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in the Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Investments
The Fund makes foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depository Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6 Variable Trust Prospectus

--------------------------------------------------------------------------------

Fund Specific Risks
We use an investment model that seeks undervalued asset classes. There is no guarantee that the asset allocation model will make accurate determinations or that an asset class we believe is undervalued will perform as expected. We may incur higher-than-average portfolio turnover resulting from allocation shifts recommended by the model. Portfolio turnover increases transaction costs and may trigger capital gains.

                                                     Variable Trust Prospectus 7

Performance History
--------------------------------------------------------------------------------

     The information on this page shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns since inception and for one- and five-year periods (as applicable) are compared to the performance of an appropriate broad-based index (or indexes). Please remember that past performance is no guarantee of future results. The performance for the Fund in this Prospectus does not reflect fees charged by your variable life insurance policy or variable annuity contract. If it did, returns would be lower.

     Asset Allocation Fund Calendar Year Returns (%)

          '95       28.95
          '96       11.46
          '97       20.88
          '98       25.26
          '99        9.33
          '00        1.02

     Best Qtr.: Q4 `98 . 15.86%      Worst Qtr.: Q3 `98 . -5.38%

     Average annual total return (%)
                                                                        Since
     for the period ended 12/31/00                  1 year  5 years   Inception
     WFVT Asset Allocation Fund (Incept. 4/15/94)     1.02    13.26     14.15
     S&P 500 Index/1/                                -9.11    18.33     19.78
     LB 20+ U.S. Treasury Bond Index/2/              21.50     7.40      7.53

     /1/ S&P 500 is a registered trademark of Standard & Poor's.
     /2/ Lehman Brothers 20+ U.S. Treasury Bond Index.

8 Variable Trust Prospectus

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally means Wells Fargo Variable Trust, or Wells Fargo Funds Management, the Fund's investment advisor. "We" may also refer to the Fund's other service providers."You" means the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in the
     Fund: The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tell you:

     .  what the Fund is trying to achieve; and

     .  how we intend to invest your money.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an on-going basis.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

                                                     Variable Trust Prospectus 9

Asset Allocation Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

     ---------------------------------------------------------------------------

     Investment Strategies
     We allocate and reallocate assets among common stocks, U.S. Treasury Bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

     ---------------------------------------------------------------------------

     Permitted Investments
     The asset classes we invest in are:

     . Stock Investments--We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index in an effort to match the total return of the S&P 500 Index as closely as possible;

     . Bond Investments--We invest this portion of the Fund in U.S.Treasury
       Bonds to replicate the Lehman Brothers 20+ U.S. Treasury Bond Index. Bonds in this Index have remaining maturities of twenty years or more; and

     . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

     In addition, under normal market conditions, we may invest:

     . In call and put options on stock indexes,stock index futures,options on stock index futures,and interest rate futures contracts as a substitute for a comparable market position in stocks or bonds; and

     . Up to 25% of total assets in foreign obligations qualifying as money market investments.

     We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation, but rather a measure of the level of risk tolerance for the Fund.

     We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time.

     We may from time to time take temporary defensive positions that are inconsistent with the Fund`s principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund`s objective.

10 Variable Trust Prospectus

--------------------------------------------------------------------------------

Important Risk Factors
We use an investment model that seeks undervalued asset classes. There is no guarantee that the asset allocation model will make accurate determinations or that an asset class we believe is undervalued will perform as expected. We may incur higher-than-average portfolio turnover resulting from allocation shifts recommended by the model. Portfolio turnover increases transaction costs and may trigger capital gains.

You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 13; and the specific risks listed here. They are all important to your investment choice.

                                                    Variable Trust Prospectus 11

Asset Allocation Fund                                      Financial Highlights
-------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                   FUND COMMENCED
                                                   ON APRIL 15, 1994
                                                   ------------------------------------------------------------------
                                                     Dec. 31,     Dec. 31,       Dec. 31,      Dec. 31,      Dec. 31,
For the period ended:                                 2000          1999          1998           1997          1996
                                                   ------------------------------------------------------------------
Net asset value, beginning of period                $  14.42      $  13.45      $  11.99       $  11.42     $  11.27

Income from investment operations:
   Net investment income (loss)                         0.31          0.27          0.34           0.60         0.56
   Net realized and unrealized gain (loss)
     on investments                                    (0.13)         0.97          2.60           1.73         0.69

Total from investment operations                        0.18          1.24          2.94           2.33         1.25

Less distributions:
   Dividends from net investment income                (0.31)        (0.26)        (0.34)         (0.60)       (0.56)
   Distributions from net realized gain                (0.47)        (0.01)        (1.14)         (1.16)       (0.54)

Total from distributions                               (0.78)        (0.27)        (1.48)         (1.76)       (1.10)

Net asset value, end of period                      $  13.82      $  14.42      $  13.45       $  11.99     $  11.42

Total return/1/                                         1.02%         9.33%        25.26%         20.88%       11.46%

Ratios/supplemental data:
   Net assets, end of period (000s)                 $270,278      $240,671      $156,241       $ 86,506     $ 51,797

Ratios to average net assets:
   Ratio of expenses to average net assets              1.00%         0.97%         0.92%          0.80%        0.69%
   Ratio of net investment income (loss)
     to average net assets                              2.19%         2.05%         2.62%          5.20%        5.34%

Portfolio turnover                                        48%           30%           29%           156%           4%

Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                               1.12%         1.17%         1.11%          0.85%        0.80%

/1/ Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

12   Variable Trust Prospectus

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Variable Trust Asset Allocation Fund. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits,such as CDs or savings accounts,mutual funds are not insured by the FDIC.

     .  We cannot guarantee that the Fund will meet its investment objective.

     . We do not guarantee the performance of the Fund,nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund,including those deemed conservative, involves risk,including the possible loss of any money you invest.

     . An investment in the Fund,by itself,does not constitute a complete investment plan.

     . The Fund invests in foreign companies (including investments made through ADRs and similar investments), and in foreign obligations, which are subject to additional risks, including less liquidity and greater price volatility. A Fund's foreign investments may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Fund may also use various derivative instruments,such as options or futures contracts.The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Fund may invest a portion of its assets in U.S.Government obligations,such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). These are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk , which can alter the maturity of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government's guarantee does not extend to the Fund itself.


                                                   Variable Trust Prospectus  13

General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Experience Risk--The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

     Foreign Investment Risk--Foreign investments are subject to various additional risks, including potentially less liquidity and greater price volatility. Additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

     Information Risk--The risk that information about a security is either unavailable, incomplete or inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.


 14  Variable Trust Prospectus

--------------------------------------------------------------------------------

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers may or may not prepay mortgage loans, which can alter the duration of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.


                                                   Variable Trust Prospectus  15

General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Statement of Additional Information for more information on these practices.

INVESTMENT PRACTICE                                                        PRINCIPAL RISK(S)
Borrowing Policies
The ability to borrow money for temporary purposes (e.g. to meet           Leverage Risk
shareholder redemptions).

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either on a schedule or  Interest Rate and Credit Risk
Interest Rate and Credit Risk when an index or benchmark changes.

Foreign Obligations
Debt of a foreign government or corporation or dollar-denominated debt     Information, Political, Regulatory,
obligations of foreign branches of U.S. banks or U.S. branches of          Diplomatic, Liquidity and Currency
foreign banks.                                                             Risk


Forward Commitment, When-Issued and Delayed Delivery Transactions
Securities bought or sold for delivery at a later date or bought or sold   Interest Rate, Leverage, Credit and
for a fixed price at a fixed date.                                         Experience Risk

Illiquid Securities
A security which may not be sold or disposed of in the ordinary course     Liquidity Risk
of business within seven days at approximately the value
determined for it by the Fund. Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and financial       Credit, Counter-Party and
institutions to increase return on those securities. Loans may             Leverage Risk
be made up to 1940 Act limits (currently one-third of total assets including the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interest in pools of         Interest Rate, Credit, Prepayment
consumer loans, such as mortgage loans, car loans, credit card debt,       and Experience Risk
or receivables held in trust.

Options
The right or obligation to receive or deliver a security or cash           Credit, Information and
payment depending on the security's price or the performance of an         Liquidity Risk
index or benchmark. Types of options used may include: options on securities, options on a stock index, stock index futures and options on stock index futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual funds, which will        Market Risk
cause Fund shareholders to bear a pro-rata portion of the other fund's expenses, in addition to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may or may not be        Liquidity Risk
resold in accordance with Rule 144A of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to buy back a       Credit and Counter-Party Risk
security at an agreed upon time and price usually with interest.

16  Variable Trust Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

--------------------------------------------------------------------------------
                               BOARD OF TRUSTEES

                       Supervises the Fund`s activities
--------------------------------------------------------------------------------
          INVESTMENT ADVISOR                              CUSTODIAN
  Wells Fargo Funds Management, LLC          Barclays Global Investors, N.A.
  525 Market St., San Francisco, CA          45 Fremont St., San Francisco, CA

  Manages the Fund's investment activities   Provides safekeeping for the Asset
                                             Allocation Fund's assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            INVESTMENT SUB-ADVISOR
                       Barclays Global Fund Advisors
                       45 Fremont St., San Francisco, CA

               (Responsible for day-to-day portfolio management)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           TRANSFER
          ADMINISTRATOR                                     AGENT

   Wells Fargo Funds Management, LLC        Boston Financial Data Services, Inc.
   525 Market St.                           Two Heritage Dr.
   San Francisco, CA                        Quincy, MA

   Manages the Fund's business activities   Maintains records of shares and
                                            supervises the payment of dividends
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

      Advise current and prospective contract holders on Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                CONTRACT HOLDERS
--------------------------------------------------------------------------------


                                                  Variable Trust Prospectus   17

Organization and Management of the Fund
--------------------------------------------------------------------------------

     The Investment Advisor
     Wells Fargo Funds Management, LLC ("Funds Management") assumed the investment advisory responsibilities for the Fund on March 1, 2001. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's advisor is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-advisor who is responsible for the day-to-day portfolio management of the Fund. As of December 31, 2000, Funds Management and its affiliates provided advisory services for over $151.2 billion in assets.

     Funds Management is entitled to receive an annual fee of 0.55% of the Fund's average daily net assets for providing these services.

     The Sub-Advisor
     Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the Fund. In this capacity, it is responsible for the model that is used to manage the investment portfolio and the selection of securities for the Fund's portfolio. As of December 31, 2000, BGI managed or provided investment advice for assets aggregating in excess of $801 billion.

     The Sub-Advisor is compensated by Funds Management from the advisory fees it receives as described above.

     The Administrator
     Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of the Fund.

     Distribution Plan
     We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses, annual and semi-annual reports, and other materials to beneficial owners of the Fund's shares, and the payment of compensation to Participating Insurance Companies. For these services, the Fund pays an annual fee of 0.25% of its average daily net assets. These fees are paid out the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of insurance costs.

 18    Variable Trust Prospectus

Investing in the Fund
--------------------------------------------------------------------------------

     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day. Please refer to the prospectus provided by your Participating Insurance Company for detailed information describing the separate accounts.

     WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of WFVT, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                                                 Variable Trust Prospectus    19

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions
     The Fund is treated separately in determining the amounts of distributions of net investment income and distributions of capital gains payable to its shareholders. The Fund's distribution is automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund at NAV or are paid in cash at the election of the Participating Insurance Company.

     The Asset Allocation Fund declares and pays any distributions of net investment income quarterly. The Fund makes any capital gain distributions at least annually.

     Taxes
     The following discussion regarding federal income taxes is based on laws which were in effect as of the date of this Prospectus. The discussion summarizes only some of the important federal income tax considerations that affect the Fund and its shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your own tax advisor with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. Federal income taxation of VA Contract or VLI Policy is discussed in the prospectus of your Participating Insurance Company.

     As described in the prospectus of your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in the Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be "adequately diversified." The Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be "adequately diversified."

     Pricing Fund Shares:
     . As with all mutual fund investments,the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. The Fund's assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.

     . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

 20    Variable Trust Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     American Depository Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the non-money market Funds. The Money Market Fund is open for business Monday through Friday and generally is closed on federal bank holidays.

     Debt Securities
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Dollar-Denominated
     Securities issued by foreign banks, companies or governments in U.S.
     dollars.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

22    Variable Trust Prospectus

--------------------------------------------------------------------------------

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     S&P, S&P 500 Index
     Standard & Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                                    Variable Trust Prospectus 23

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

     Call: 1-800-222-8222

     WRITE TO:
     Wells Fargo Funds
     PO Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

P037 (8/01)                                                   [LOGO]
 ICA Reg. No.                                       Printed on Recycled Paper
 811-09255
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             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
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